UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
Amendment No. 1
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 25, 2006

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Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)

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California (State or Other Jurisdiction of Incorporation)
333-64122 (Commission File Number)	22-3755993 (I.R.S. Employer Identification No.)
14550 Torrey Chase Boulevard, Suite 330 Houston, Texas (Address of Principal Executive Offices)	77014-1022 (Zip Code)

(281) 453-2888
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 250.14a-12)

⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 250.14d-2(b))

⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
The financial statements and pro forma financial information contained in this Form 8-K Amendment Number 1 are in connection with the Company’s acquisition of Eagle Domestic Drilling Operations LLC, as previously reported on Form 8-K on August 30, 2006.

(c) Exhibits.
99.1	Financial Statements of Eagle Domestic Drilling Operations LLC
99.2	Unaudited Pro Forma Combined Financial Statements

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLAST ENERGY SERVICES, INC. (Registrant)
Dated: September 12, 2006	By:	/s/ David M. Adams
David M. Adams
Chief Operating Officer

Dated: September 12, 2006	By:	/s/ John O’Keefe
John O’Keefe
Chief Financial Officer